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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the use in this Amendment No. 2 to Registration Statement No. 333-35955 of Keystone Consolidated Industries, Inc. on Form S-4 of our report dated February 28, 1997 (December 23, 1997 as to Note A) on Engineered Wire Products, Inc., appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



                                            Deloitte & Touche LLP



Dayton, OH


January 26, 1998